                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party Other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Homestead Funds, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing statement registration number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

          ----------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

          ----------------------------------------------------------------------

     (3)  Filing party:

          ----------------------------------------------------------------------

     (4)  Date filed:

          ----------------------------------------------------------------------

                             HOMESTEAD FUNDS, INC.
                             4301 WILSON BOULEVARD
                           ARLINGTON, VIRGINIA 22203

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 19, 2003

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Stock Index Fund (the "Fund"), a series of Homestead Funds, Inc. (the "Corporation"), will be held on Wednesday, February 19, 2003 at 10:00 a.m., Eastern Time, at the offices of the Corporation at 4301 Wilson Boulevard, Arlington, Virginia 22203.

     At the Meeting, shareholders of the Fund will be asked to vote on the following proposals to change certain of the Fund's fundamental investment restrictions:

     1. A proposal to change the borrowing policy of the Fund.

     2. A proposal to change the lending policy of the Fund.

     3. A proposal to remove the prohibition against purchasing or selling interests in oil, gas, or mineral leases.

     The Board of Directors has fixed November 29, 2002, as the record date for the Meeting. Only shareholders of the Fund at the close of business on November 29, 2002, are entitled to notice of and to vote at the Meeting or any adjournment thereof. To assist you in voting, we have attached a proxy statement to this notice that describes the proposals to be voted upon at the Meeting or any adjournment thereof. We have also enclosed a proxy card that contains voting instructions to help you cast your vote.

     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. YOU MAY ALSO VOTE EASILY AND QUICKLY BY TELEPHONE OR THROUGH THE INTERNET AS DESCRIBED ON THE ENCLOSED PROXY CARD. TO DO SO, PLEASE FOLLOW THE INSTRUCTIONS INCLUDED ON YOUR ENCLOSED PROXY CARD. IT IS VERY IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE SO THAT A QUORUM WILL BE PRESENT AT THE MEETING AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

                                          By Order of the Board of Directors

                                          Peter R. Morris
                                          President of Homestead Funds, Inc.
                                          January 6, 2003

                             HOMESTEAD FUNDS, INC.
                             4301 WILSON BOULEVARD
                           ARLINGTON, VIRGINIA 22203

                        SPECIAL MEETING OF SHAREHOLDERS
                               FEBRUARY 19, 2003

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

     This Proxy Statement is being furnished by the Board of Directors of Homestead Funds, Inc. (the "Corporation") to shareholders of the Stock Index Fund (the "Fund"), a series of the Corporation, in connection with the solicitation of voting instructions for use at the Special Meeting of Shareholders (the "Meeting"). The Meeting will be held on Wednesday, February 19, 2003 at 10:00 a.m., Eastern Time, at the offices of the Corporation at 4301 Wilson Boulevard, Arlington, Virginia 22203. We expect to mail this Proxy Statement and the accompanying proxy card on or about January 6, 2003.

     At the Meeting, shareholders of the Fund will be asked to vote on the following proposals to change certain of the Fund's fundamental investment restrictions:

     1. A proposal to change the borrowing policy of the Fund.

     2. A proposal to change the lending policy of the Fund.

     3. A proposal to remove the prohibition against purchasing or selling interests in oil, gas, or mineral leases.

     The costs of the Meeting, including the solicitation of voting instructions from the Fund's shareholders, will be paid by RE Advisers Corporation ("RE Advisers"), the Fund's administrator. The solicitation of instructions will be made primarily by mailing this proxy statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews, or e-mail by officers or service providers of the Corporation. All voting instructions, whether given by mail, telephone, or internet, must be received by EquiServe by 5:00 p.m., Eastern Time, on Tuesday, February 18, 2003. If no instructions are specified on the proxy, the proxy will be voted for the proposals. Voting instructions may be revoked at any time prior to the voting thereof by sending written notice of revocation to the Secretary of the Corporation, by properly giving subsequent voting instructions that are received by EquiServe in time to be voted at the Meeting, or by attending the Meeting and voting in person.

     The Corporation has previously sent to shareholders its annual report for the year ended December 31, 2001 and its semi-annual report for the period ended June 30, 2002. Copies of the Corporation's annual and semi-annual reports are available without charge upon request by writing to Homestead Funds, Inc., Attn:
Investments Division, 4301 Wilson Boulevard, IFS8-305, Arlington, Virginia 22203 or by calling (800) 258-3030. The annual and semi-annual reports are also available on the internet at www.homesteadfunds.com.

     Each share of a Fund outstanding on the record date is entitled to cast one vote and fractional shares are entitled to vote a proportional fractional vote. The presence in person or by proxy of holders of more than 50% of the shares entitled to be cast constitutes a quorum for the transaction of business. All returned proxies will count toward a quorum, regardless of how they are voted ("For," "Against," "Abstain"). The Fund will count abstentions and broker non-votes toward establishing a quorum, but not toward the approval of a proposal. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote in favor of any adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of shareholders.

     The Board of Directors has fixed the close of business on November 29, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournment thereof. All shares for which EquiServe timely receives properly executed voting instructions, and which are not subsequently revoked prior to the Meeting, will be voted at the Meeting in accordance with these instructions.


     The number of shares of the Fund outstanding as of the record date was 3,053,876.292. As of November 29, 2002, none of the Fund's shareholders owned of record 5% or more of the outstanding shares of the Fund. In addition, the directors and officers of the Corporation as a group beneficially owned less than 1% of the outstanding shares of the Fund.


                                   PROPOSAL 1

              CHANGE THE BORROWING POLICY OF THE STOCK INDEX FUND

     At a meeting held on November 20, 2002, the Board approved a change to the Fund's fundamental investment restriction regarding borrowing. The Board determined that this change is necessary as a consequence of its decision to change the Fund's master portfolio from Deutsche Asset Management, Inc.'s Equity 500 Index Portfolio to the State Street Equity 500 Index Portfolio. The Board made this decision because the fees and expenses of the State Street Equity 500 Index Portfolio are lower than those of the current master portfolio. Since the State Street Equity 500 Index Portfolio's borrowing policy is somewhat more flexible than that of the Fund, the Fund's borrowing policy must be amended before it can invest its assets in the new master portfolio.

     The Board proposes to change the borrowing policy of the Fund to match that of the State Street Equity 500 Index Portfolio. Both policies limit borrowing to 33 1/3% of net assets. Currently, however, the borrowing policy has certain limits on the circumstances in which the Fund may borrow money up to the 33 1/3% limit, while the borrowing policy of the State Street Equity 500 Index Portfolio does not, thereby providing more flexibility. The existing investment restriction states that the Fund may not:


        Borrow money or mortgage or hypothecate assets of the Portfolio, except that in an amount not to exceed 33 1/3% of the current value of the Portfolio's net assets, it may borrow money as a temporary measure for extraordinary or emergency purposes and enter into reverse repurchase agreements or dollar roll transactions, and except that it may pledge, mortgage or hypothecate not more than 33 1/3% of such assets to secure such borrowings (it is intended that money would be borrowed only from banks and only either to accommodate requests for the withdrawal of beneficial interests (redemption of shares) while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations) or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. (As an operating policy, the Portfolio may not engage in dollar roll transactions.)


     The proposed borrowing policy states that the Fund may not:

        Borrow more than 33 1/3% of the value of its total assets less all liabilities and indebtedness (other than such borrowings).

     Under the Investment Company Act of 1940 (the "1940 Act"), fundamental investment restrictions can be changed only by a shareholder vote. Because the Fund's borrowing policy is fundamental, approval of this proposal requires the affirmative vote of the lesser of (1) 67% or more of the Fund's outstanding shares present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares.

                       BOARD OF DIRECTORS' RECOMMENDATION

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU GIVE VOTING INSTRUCTIONS TO VOTE FOR THE CHANGE IN THE FUND'S BORROWING POLICY.

                                   PROPOSAL 2

               CHANGE THE LENDING POLICY OF THE STOCK INDEX FUND

     At a meeting held on November 20, 2002, the Board approved a change to the Fund's fundamental investment restriction regarding lending. The Board determined that this change is necessary as a consequence of its decision to change the Fund's master portfolio from Deutsche Asset Management, Inc.'s Equity 500 Index Portfolio to the State Street Equity 500 Index Portfolio. The Board made this decision because the fees and expenses of the State Street Equity 500 Index Portfolio are lower than those of the current master portfolio. Since the State Street Equity 500 Index Portfolio's lending policy is somewhat more flexible than that of the Fund, the Fund's lending policy must be amended before it can invest its assets in the new master portfolio.

     The Board proposes to change the lending policy of the Fund to match that of the State Street Equity 500 Index Portfolio. Currently, the lending policy limits the amount of any loan by the Fund of its portfolio securities to 30% of its net assets, while the lending policy of the State Street Equity 500 Index Portfolio allows it to make a loan to the full extent permitted by the Securities and Exchange Commission ("SEC") under the 1940 Act, which is currently 33 1/3% of net assets. The existing investment restriction states that the Fund may not:

        Make loans to other persons except: (a) through the lending of the Portfolio's portfolio securities and provided that any such loans not exceed 30% of the Portfolio's net assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately.

     The proposed lending policy states that the Fund may not:

        Make loans to other persons except: (a) through the lending of its portfolio securities; (b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately.

     Under the 1940 Act, fundamental investment restrictions can be changed only by a shareholder vote. Because the Fund's lending policy is fundamental, approval of this proposal requires the affirmative vote of the lesser of (1) 67% or more of the Fund's outstanding shares present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares.

                       BOARD OF DIRECTORS' RECOMMENDATION

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU GIVE VOTING INSTRUCTIONS TO VOTE FOR THE CHANGE IN THE FUND'S LENDING POLICY.

                                   PROPOSAL 3

                         REMOVE THE PROHIBITION AGAINST
         PURCHASING OR SELLING INTERESTS IN OIL, GAS, OR MINERAL LEASES

     At a meeting held on November 20, 2002, the Board approved a change to the Fund's fundamental investment restriction regarding purchasing or selling interests in oil, gas, or mineral leases. The Board determined that this change is necessary as a consequence of its decision to change the Fund's master portfolio from Deutsche Asset Management, Inc.'s Equity 500 Index Portfolio to the State Street Equity 500 Index Portfolio. The Board made this decision because the fees and expenses of the State Street Equity 500 Index Portfolio are lower than those of the current master portfolio. Since the State Street Equity 500 Index Portfolio's policy regarding purchasing or selling interests in oil, gas, or mineral leases is more flexible than that of the Fund, the Fund's corresponding policy must be amended before it can invest its assets in the new master portfolio.

     The Board proposes to remove from one of the Fund's investment restrictions the prohibition against purchasing or selling interests in oil, gas, or mineral leases because the State Street Equity 500 Index Portfolio does not have such a prohibition. The existing investment restriction states that the Fund may not:

        Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio may hold and sell, for the Portfolio's portfolio, real estate acquired as a result of the Portfolio's ownership of securities).

     The proposed policy states that the Fund may not:

        Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Fund may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities).

     Under the 1940 Act, fundamental investment restrictions can be changed only by a shareholder vote. Because the Fund's policy regarding purchasing or selling interests in oil, gas, or mineral leases is fundamental, approval of this proposal requires the affirmative vote of the lesser of (1) 67% or more of the Fund's outstanding shares present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares.

                       BOARD OF DIRECTORS' RECOMMENDATION

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU GIVE VOTING INSTRUCTIONS TO VOTE FOR THE REMOVAL OF THE PROHIBITION AGAINST PURCHASING OR SELLING INTERESTS IN OIL, GAS, OR MINERAL LEASES.

                               OTHER INFORMATION

     SHAREHOLDER PROPOSALS. As a general matter, the Corporation does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit a proposal for consideration at a shareholder meeting of the Corporation should send such proposal to the Corporation at 4301 Wilson Boulevard, Arlington, Virginia 22203. Rules promulgated by the SEC require that, to be considered for presentation at a shareholder meeting, a shareholder's proposal must, among other things, be received at the offices of the Corporation a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

     INQUIRIES. Shareholders may make inquiries concerning the proposals by contacting Peter R. Morris at (800) 258-3030, prompt 3.

     ADMINISTRATOR. RE Advisers serves as the Fund's administrator. RE Advisers, located at 4301 Wilson Boulevard, Arlington, Virginia 22203, is a wholly-owned subsidiary of RE Investment Corporation ("RE Investment"). The Fund is a feeder index fund that invests all of its assets in a master index portfolio with the same investment objective and it does not have an investment adviser. Deutsche Asset Management Inc., located at 130 Liberty Street, New York, New York 10006, serves as the investment adviser to the Fund's current master portfolio.

     PRINCIPAL UNDERWRITER. RE Investment serves, without compensation from the Fund, as principal underwriter and distributor to the Corporation pursuant to an agreement between RE Investment and the Corporation. RE Investment, located at 4301 Wilson Boulevard, Arlington, Virginia 22203, is a wholly-owned subsidiary of NRECA United, Inc., which, in turn, is a wholly-owned subsidiary of NRECA.

     TRANSFER AGENT. NFDS, Inc., located at 330 W. 9th Street, 1st Floor, Kansas City, Missouri 64105-1514, serves as the Fund's transfer agent.

                                          By Order of the Board of Directors

                                          Peter R. Morris
                                          President of Homestead Funds, Inc.
                                          January 6, 2003

[X]    PLEASE MARK VOTES
       AS IN THIS EXAMPLE


                             HOMESTEAD FUNDS, INC.
                                STOCK INDEX FUND

CONTROL NUMBER:
RECORD DATE SHARES:


[NAME(S) AND ADDRESS(ES) OF SHAREHOLDER(S)]

                                                          ----------------------
Please be sure to sign and date this Proxy.               Date




Shareholder sign here                           Co-owner sign here

DETACH CARD

VOTE BY TELEPHONE

It's fast, convenient, and immediate!
Call toll-free on a touch-tone phone.
Follow these four easy steps:

1. Read the accompanying Proxy Statement and Proxy Card.
2. Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683).
   There is NO CHARGE for this call.
3. Enter your Control Number located on your Proxy Card.
4. Follow the recorded instructions.

YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!

PROPOSALS
                                          FOR      AGAINST     ABSTAIN
1. CHANGE BORROWING POLICY OF THE         [  ]       [  ]        [  ]
   STOCK INDEX FUND

                                          FOR     AGAINST      ABSTAIN
2. CHANGE LENDING POLICY OF THE STOCK     [  ]       [  ]        [  ]
   INDEX FUND

3. REMOVE PROHIBITION AGAINST             FOR     AGAINST      ABSTAIN
   PURCHASING OR SELLING INTERESTS IN     [  ]       [  ]        [  ]
   OIL, GAS, OR MINERAL LEASES

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE CHANGES TO THE STOCK INDEX FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS.

DETACH CARD

VOTE BY INTERNET

It's fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:

1. Read the accompanying Proxy Statement and Proxy Card.

2. Go to the Website http://www.eproxyvote.com/hstix

3. Enter your Control Number located on your Proxy Card.

4. Follow the instructions provided.

YOUR VOTE IS IMPORTANT!
Go to http://www.eproxyvote.com/hstix anytime!

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET

                              HOMESTEAD FUNDS, INC.
                4301 Wilson Boulevard, Arlington, Virginia 22203


   Proxy for Special Meeting of Shareholders to be held on February 19, 2003
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder of Homestead Funds, Inc., a Maryland corporation (the "Corporation"), hereby constitutes and appoints Peter R. Morris and Hope Saxton, or either of them, as proxies for the undersigned, each with full power of substitution and revocation, and authorizes each of them to attend the Special Meeting of Shareholders of the Corporation to be held on February 19, 2003 (the "Meeting") at 10:00 a.m., Eastern Time, at 4301 Wilson Boulevard, Arlington, Virginia 22203, and at any adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such Meeting.

The Board of Directors recommends that you vote "FOR" the proposals. This proxy, when properly executed, will be voted in the manner directed. If this proxy is executed but no choice is indicated, the votes entitled to be cast by the undersigned will be voted "FOR" the proposals and in the discretion of the persons named as proxies as to such other matters as may properly come before the Meeting or any adjournment thereof. Thus, a shareholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date the proxy and return it as instructed. This proxy may be revoked by the undersigned at any time, prior to the time it is voted, by any of the means described in the accompanying Proxy Statement.

           The Board of Directors Recommends a Vote FOR the Proposals.

   PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
                                   ENVELOPE.

Please sign exactly as your name appears on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.